                                                                  EXHIBIT 23.3

THE BOARD OF DIRECTORS
CHANGEPOINT CORPORATION

We consent to the use of our form of report included herein and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.


Toronto, Canada

June 29, 2000                                         /s/ KPMG LLP